PRINCIPAL REAL ESTATE INCOME FUND
STATEMENT OF INVESTMENTS
January 31, 2022 (Unaudited)

Description	Shares	Value (Note 2)
COMMON STOCKS (51.79%)
Building-Residential/Commercial (0.38%)
DR Horton, Inc.	3,100	$276,582
Persimmon PLC	5,400	173,863
		450,445
Hotels & Motels (0.21%)
Travel + Leisure Co.	4,333	246,114

Internet Connectivity Services (0.21%)
Vnet Group, Inc.(a)	25,000	248,000

Investment Management/Advisory Services (0.61%)
Centuria Capital Group	153,987	323,363
RAM Essential Services Property Fund(b)	576,408	395,322
		718,685
Real Estate Management/Services (1.97%)
ESR Kendall Square REIT Co., Ltd.	67,560	326,171
Mitsubishi Estate Co., Ltd.	50,500	727,133
Qualitas, Ltd.(a)	235,204	380,829
Sunac Services Holdings, Ltd.(b)(c)	173,000	195,475
Vonovia SE	12,500	707,489
		2,337,097
Real Estate Operation/Development (4.54%)
Aroundtown SA	65,000	398,418
Echo Investment SA	318,924	316,912
Hongkong Land Holdings, Ltd.	116,800	630,720
Midea Real Estate Holding, Ltd.(b)(c)	299,400	440,054
Mitsui Fudosan Co., Ltd.	56,500	1,202,122
New World Development Co., Ltd.	224,500	912,736
Sun Hung Kai Properties, Ltd.	34,500	419,245
TAG Immobilien AG	24,466	641,253
Zhongliang Holdings Group Co., Ltd.(b)	879,500	413,973
		5,375,433
REITS-Apartments (7.39%)
Apartment Income REIT Corp.	17,961	948,700
AvalonBay Communities, Inc.	5,800	1,416,534
Daiwa House REIT Investment Corp.	171	508,186
Essex Property Trust, Inc.	5,257	1,747,953
Independence Realty Trust, Inc.	55,470	1,275,255
Invitation Homes, Inc.	61,328	2,574,549
UNITE Group PLC	20,549	285,760
		8,756,937
REITS-Diversified (8.52%)
Activia Properties, Inc.	61	205,931
Arena REIT	64,534	213,999
Broadstone Net Lease, Inc.	25,012	578,027
Charter Hall Group	18,532	219,607
Covivio	4,195	348,279
Cromwell European Real Estate Investment Trust(b)	226,160	589,461
Crown Castle International Corp.	1,743	318,115
Digital Core REIT Management Pte, Ltd.(a)	687,975	804,931
Ingenia Communities Group	50,563	196,985
InvenTrust Properties Corp.	27,000	727,380
Irongate Group	504,833	658,557
Life Science Reit PLC(a)	362,630	498,674
LondonMetric Property PLC	85,649	307,325

Description	Shares	Value (Note 2)
REITS-Diversified (continued)
Merlin Properties Socimi SA	53,963	$608,063
NSI NV	19,358	801,400
PRO Real Estate Investment Trust	52,903	284,669
Sekisui House Reit, Inc.	886	602,061
VICI Properties, Inc.	61,236	1,752,574
Weyerhaeuser Co.	9,180	371,147
		10,087,185
REITS-Health Care (4.16%)
Healthcare Trust of America, Inc.	20,027	651,879
HealthCo REIT	40,113	54,171
Medical Properties Trust, Inc.	49,723	1,131,695
Physicians Realty Trust	18,696	341,389
Sabra Health Care REIT, Inc.	85,793	1,167,643
Ventas, Inc.	29,826	1,581,375
		4,928,152
REITS-Hotels (2.45%)
Far East Hospitality Trust	371,000	152,415
MGM Growth Properties LLC	51,252	1,992,678
Park Hotels & Resorts, Inc.(a)	28,765	523,523
Sunstone Hotel Investors, Inc.(a)	20,289	229,468
		2,898,084
REITS-Manufactured Homes (1.61%)
Sun Communities, Inc.	10,087	1,906,039

REITS-Office Property (3.40%)
Alexandria Real Estate Equities, Inc.	5,046	983,163
Allied Properties Real Estate Investment Trust	15,200	534,867
Brandywine Realty Trust	24,401	313,797
Centuria Office REIT	159,989	244,339
Cousins Properties, Inc.	8,878	342,336
Daiwa Office Investment Corp.	44	274,904
Dexus	72,184	523,135
Inmobiliaria Colonial SA	41,880	368,871
Kilroy Realty Corp.	6,881	440,384
		4,025,796
REITS-Regional Malls (0.32%)
Klepierre SA	14,638	385,799

REITS-Shopping Centers (1.63%)
Lendlease Global Commercial REIT	259,300	157,390
Saul Centers, Inc.	36,000	1,777,680
		1,935,070
REITS-Single Tenant (0.64%)
Agree Realty Corp.	4,424	289,241
STORE Capital Corp.	14,801	469,340
		758,581
REITS-Storage (1.91%)
Big Yellow Group PLC	30,871	620,285
CubeSmart	24,641	1,250,284
National Storage REIT	222,437	386,894
		2,257,463
REITS-Storage/Warehousing (0.47%)
National Storage Affiliates Trust	9,129	561,981

REITS-Warehouse/Industrials (10.94%)
AIMS AMP Capital Industrial REIT	535,900	551,391
Centuria Industrial REIT	321,339	863,369
CRE Logistics REIT, Inc.	257	445,306

Description	Shares	Value (Note 2)
REITS-Warehouse/Industrials (continued)
Dream Industrial Real Estate Investment Trust	96,600	$1,198,428
ESR-REIT	979,471	308,135
First Industrial Realty Trust, Inc.	8,974	545,440
Goodman Group	15,657	256,719
Industrial & Infrastructure Fund Investment Corp.	352	588,808
Industrial Logistics Properties Trust	75,280	1,726,170
Nexus Real Estate Investment Trust	92,000	861,267
Plymouth Industrial REIT, Inc.	38,783	1,115,011
Prologis, Inc.	11,393	1,786,650
Segro PLC	52,228	914,543
SF Real Estate Investment Trust(a)(b)	944,000	446,754
Summit Industrial Income REIT	40,373	686,038
Tritax Big Box REIT PLC	206,744	660,090
		12,954,119
Storage (0.43%)
Safestore Holdings PLC	29,692	505,549

TOTAL COMMON STOCKS
(Cost $52,048,614)		61,336,529

PREFERRED STOCKS (0.86%)
REITS-Shopping Centers (0.86%)
RPT Realty, 7.25%(d)	18,000	1,029,959

TOTAL PREFERRED STOCKS
(Cost $701,643)		1,029,959

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
COMMERCIAL MORTGAGE BACKED SECURITIES (88.74%)
Commercial Mortgage Backed Securities-Other (9.71%)
BANK:
2020-BN29(c)(e)(f)	0.698%	12/15/30	$11,896,750	$657,914
2021-BN35(c)(e)(f)	1.500%	06/15/64	3,100,000	357,227
Bank of America Commercial Mortgage Trust 2008-1(e)	6.786%	02/10/51	81,510	80,244
Benchmark Mortgage Trust:
2020-B22(c)(e)(f)	1.421%	10/15/30	7,717,000	849,889
2020-B20(c)(e)(f)	1.550%	10/15/30	7,126,000	809,650
Citigroup Commercial Mortgage Trust:
2019-GC43(c)(e)(f)	0.621%	11/10/29	2,500,000	101,087
FHLMC Multifamily Structured Pass Through Certificates 2012-K052(e)(f)	1.614%	01/25/26	9,690,000	542,867
Freddie Mac Multifamily Structured Pass Through Certificates:
2020-K740(e)(f)	2.481%	10/25/27	13,500,000	1,668,082
2020-K739(e)(f)	2.848%	10/25/27	12,207,500	1,657,335
Goldman Sachs Mortgage Securities Trust 2020-GSA2(c)(e)(f)	1.363%	01/10/31	7,000,000	738,895
JPMorgan Chase Commercial Mortgage Securities Trust:
2015-C28(e)(f)	0.964%	03/15/25	28,284,583	648,107
2013-C15(c)(e)(f)	1.631%	10/15/23	11,499,973	272,081
2006-CB17(e)	5.489%	12/12/43	514,860	383,571
Morgan Stanley Bank of America Merrill Lynch Trust 2015-C20(c)(e)(f)	1.602%	02/15/25	23,967,000	967,435
Morgan Stanley Capital I Trust:
2016-UB11(c)(e)(f)	1.500%	08/15/26	13,495,500	783,151
2021-L5(c)	2.500%	05/15/31	1,400,000	978,073
				11,495,608

Description	Rate	Maturity Date	Principal Amount	Value (Note 2)
Commercial Mortgage Backed Securities-Subordinated (79.03%)
BANK:
2021-BN35(c)(e)	1.659%	08/15/31	$3,200,000	$2,066,430
2019-BN22(c)(e)	1.961%	11/15/62	2,000,000	1,386,214
2021-BN34(c)	2.250%	06/15/31	1,400,000	952,643
2020-BN29(c)	2.500%	12/15/30	3,300,000	2,713,338
2018-BN12(c)(e)	2.916%	05/15/28	2,500,000	1,639,404
2017-BNK5(c)(e)	3.078%	06/15/27	2,000,000	1,800,675
2017-BNK5(c)(e)	4.253%	07/15/27	7,500,000	5,954,920
Benchmark Mortgage Trust:
2020-B20(c)	2.000%	10/15/30	1,800,000	1,363,577
2021-B29(c)(e)	2.308%	10/15/31	3,000,000	2,015,472
2018-B1(c)(e)	3.000%	01/15/28	3,500,000	2,432,008
CFCRE Commercial Mortgage Trust 2016-C3(c)(e)	3.052%	01/10/26	6,484,000	5,033,483
Citigroup Commercial Mortgage Trust:
2019-GC41(c)	3.000%	08/10/29	2,800,000	1,886,353
2019-GC43(c)	3.000%	11/10/29	2,500,000	1,693,936
2013-GC15(c)(e)	5.178%	09/10/46	1,000,000	989,660
Commercial Mortgage Trust:
2014-UBS5(c)	3.495%	09/10/24	2,715,000	2,337,914
2013-LC6(c)	3.500%	01/10/23	1,350,000	1,115,249
2013-CR6(c)(e)	4.087%	02/10/23	8,568,000	8,120,189
2012-CR2(c)	4.250%	08/15/22	1,900,000	1,533,531
2013-LC6(c)(e)	4.288%	01/10/23	1,965,000	1,946,344
2012-CR5(c)(e)	4.318%	12/10/22	9,992,405	8,624,201
2014-CR17(c)(e)	4.348%	05/10/24	2,600,000	1,456,520
2014-UBS2(c)(e)	5.004%	02/10/24	2,932,500	2,889,494
2012-CR1(c)(e)	5.451%	05/15/22	5,274,000	4,818,200
Goldman Sachs Mortgage Securities Trust:
2020-GSA2(c)	2.250%	01/10/31	2,000,000	1,588,608
2020-GC47(c)(e)	2.455%	04/12/30	2,500,000	1,865,451
2013-GC14(c)(e)	4.820%	08/10/23	3,250,000	2,692,379
2014-GC20(c)(e)	4.956%	04/10/47	8,505,000	4,909,735
2013-GC16(c)(e)	5.311%	11/10/46	2,342,405	2,341,042
2012-GCJ7(c)(e)	5.423%	05/10/22	1,500,000	1,456,301
2010-C1(c)(e)	5.635%	08/10/43	3,250,000	3,068,198
JPMorgan Chase Commercial Mortgage Securities Trust:
2013-C15(c)	3.500%	10/15/23	2,500,000	2,369,832
2012-C6(c)(e)	5.125%	05/15/22	1,500,000	1,078,809
2010-C2(c)(e)	5.694%	11/15/43	533,168	532,512
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C11(e)	4.351%	07/15/23	3,000,000	2,937,831
Wells Fargo Commercial Mortgage Trust:
2015-NXS3(c)	3.153%	09/15/57	1,500,000	1,439,839
2017-C40(e)	4.322%	09/15/27	2,500,000	2,550,473
				93,600,765

TOTAL COMMERCIAL MORTGAGE BACKED SECURITIES
(Cost $105,089,636)				105,096,373

Description	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENTS (0.53%)
State Street Institutional Treasury Plus Money Market Fund - Premier Class	0.010%	621,572	$621,572

TOTAL SHORT TERM INVESTMENTS
(Cost $621,572)			621,572

TOTAL INVESTMENTS (141.92%)
(Cost $158,461,465)			$168,084,433

Liabilities in Excess of Other Assets (-41.92%)			(49,650,623)
NET ASSETS (100.00%)			$118,433,810

(a)	Non-income producing security.
(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. As of January 31, 2022, the aggregate value of those securities was $2,481,039 representing 2.09% of net assets.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may normally be sold to qualified institutional buyers in transactions exempt from registration. The total value of Rule 144A securities amounts to $95,263,392, which represents approximately 80.44% of net assets as of January 31, 2022.
(d)	Security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at January 31, 2022. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(f)	Interest only security.

See Notes to Quarterly Statement of Investments.

PRINCIPAL REAL ESTATE INCOME FUND

Notes to Quarterly Statement of Investments

January 31, 2022 (Unaudited)

NOTE 1. ORGANIZATION

Principal Real Estate Income Fund (the ‘‘Fund’’) is a Delaware statutory trust registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the ‘‘1940 Act’’).

The Fund’s investment objective is to seek to provide high current income, with capital appreciation as a secondary investment objective, by investing in commercial real estate related securities.

Investing in the Fund involves risks, including exposure to below-investment grade investments. The Fund’s net asset value will vary and its distribution rate may vary and both may be affected by numerous factors, including changes in the market spread over a specified benchmark, market interest rates and performance of the broader equity markets. Fluctuations in net asset value may be magnified as a result of the Fund’s use of leverage.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates: The Statement of Investments is prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the period reported. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Fund ultimately realizes upon sale of the securities. The Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The Statement of Investments has been prepared as of the close of the New York Stock Exchange (“NYSE”) on January 31, 2022.

Portfolio Valuation: The net asset value per common share of the Fund is determined no less frequently than daily, on each day that the NYSE is open for trading, as of the close of regular trading on the NYSE (normally 4:00 p.m. New York time). The Fund’s net asset value per common share is calculated in the manner authorized by the Fund’s Board of Trustees (the “Board”). Net asset value is computed by dividing the value of the Fund’s total assets, less its liabilities by the number of shares outstanding.

The Board has established the following procedures for valuation of the Fund’s assets under normal market conditions. Marketable securities listed on foreign or U.S. securities exchanges generally are valued at closing sale prices or, if there were no sales, at the mean between the closing bid and ask prices on the exchange where such securities are primarily traded.

The Fund values commercial mortgage-backed securities and other debt securities not traded in an organized market on the basis of valuations provided by an independent pricing service, approved by the Board, which uses information with respect to transactions in such securities, interest rate movements, new issue information, cash flows, yields, spreads, credit quality, and other pertinent information as determined by the pricing service, in determining value. If the independent primary or secondary pricing service is unable to provide a price for a security, if the price provided by the independent primary or secondary pricing service is deemed unreliable, or if events occurring after the close of the market for a security but before the time as of which the Fund values its common shares would materially affect net asset value, such security will be valued at its fair value as determined in good faith under procedures approved by the Board.

When applicable, fair value of an investment is determined by the Fund’s Fair Valuation Committee as a designee of the Board. In fair valuing the Fund’s investments, consideration is given to several factors, which may include, among others, the following: the fundamental business data relating to the issuer, borrower, or counterparty; an evaluation of the forces which influence the market in which the investments are purchased and sold; the type, size and cost of the investment; the information as to any transactions in or offers for the investment; the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies; the coupon payments, yield data/cash flow data; the quality, value and salability of collateral, if any, securing the investment; the business prospects of the issuer, borrower, or counterparty, as applicable, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer’s, borrower’s, or counterparty’s management; the prospects for the industry of the issuer, borrower, or counterparty, as applicable, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; one or more independent broker quotes for the sale price of the portfolio security; and other relevant factors.

Securities Transactions and Investment Income: Investment security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities will be recorded, in the exercise of reasonable diligence, as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date and may be subject to withholding taxes in these jurisdictions. Withholding taxes on foreign dividends have been provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates. Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Discounts and premiums on commercial mortgage backed securities purchased are accreted or amortized to income based on estimated effective maturity of the respective securities. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the specific identification method for both financial reporting and tax purposes.

Fair Value Measurements: The Fund discloses the classification of its fair value measurements following a three-tier hierarchy based on the inputs used to measure fair value. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of the Fund’s investments as of the end of the reporting period. When inputs used fall into different levels of the fair value hierarchy, the level in the hierarchy within which the fair value measurement falls is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1 –	Unadjusted quoted prices in active markets for identical investments, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;

Level 2 –	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

Level 3 –	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2022:

Investments in Securities at Value*	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$61,336,529	$–	$–	$61,336,529
Preferred Stocks	1,029,959	–	–	1,029,959
Commercial Mortgage Backed Securities	–	105,096,373	–	105,096,373
Short Term Investments	621,572	–	–	621,572
Total	$62,988,060	$105,096,373	$–	$168,084,433

*	See Statement of Investments for industry classifications.

The Fund did not have any securities that used significant unobservable inputs (Level 3) in determining fair value, and there were no transfers into or out of Level 3 during the period.

Commercial Mortgage Backed Securities (“CMBS”): As part of its investments in commercial real estate related securities, the Fund will invest in CMBS which are subject to certain risks associated with direct investments in CMBS. A CMBS is a type of mortgage-backed security that is secured by a loan (or loans) on one or more interests in commercial real estate property. Investments in CMBS are subject to the various risks which relate to the pool of underlying assets in which the CMBS represents an interest. CMBS may be backed by obligations (including certificates of participation in obligations) that are principally secured by commercial real estate loans or interests therein having multi-family or commercial use. Securities backed by commercial real estate assets are subject to securities market risks as well as risks similar to those of direct ownership of commercial real estate loans because those securities derive their cash flows and value from the performance of the commercial real estate underlying such investments and/or the owners of such real estate.

Real Estate Investment Trusts (“REITs”): As part of its investments in real estate related securities, the Fund will invest in REITs and is subject to certain risks associated with direct investment in REITs. REITs possess certain risks which differ from an investment in common stocks. REITs are financial vehicles that pool investors’ capital to acquire, develop and/or finance real estate and provide services to their tenants. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., regional malls, shopping centers, office buildings, apartment buildings and industrial warehouses. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. REITs depend generally on their ability to generate cash flow to make distributions to shareowners, and certain REITs have self-liquidation provisions by which mortgages held may be paid in full and distributions of capital returns may be made at any time.

As REITs generally pay a higher rate of dividends than most other operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’s portfolio that is comprised of REIT shares. Distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital.

Dividend income from REITs is recognized on the ex-dividend date. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in distributions received from the Fund’s investments in REITs are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates are based on the most recent REIT distribution information available.

The performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), or its failure to maintain exemption from registration under the 1940 Act. Due to the Fund’s investments in REITs, the Fund may also make distributions in excess of the Fund’s earnings and capital gains. Distributions, if any, in excess of the Fund’s earnings and profits will first reduce the adjusted tax basis of a holder’s common shares and, after that basis has been reduced to zero, will constitute capital gains to the common shareholder.

Concentration Risk: The Fund invests in companies in the real estate industry, which may include CMBS, REITs, REIT-like structures, and other securities that are secured by, or otherwise have exposure to, real estate. Any fund that concentrates in a particular segment of the market will generally be more volatile than a fund that invests more broadly. Any market price movements, regulatory changes, or economic conditions affecting CMBS, REITs, REIT-like structures, and real estate more generally, will have a significant impact on the Fund’s performance.

Foreign Currency Risk: The Fund expects to invest in securities denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates may affect the value of securities owned by the Fund, the unrealized appreciation or depreciation of investments and gains on and income from investments. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s net asset value could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. These risks often are heightened for investments in smaller, emerging capital markets.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of the exchanges at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Market and Geopolitical Risk: The value of your investment in the Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These price movements, sometimes called volatility, may be greater or less depending on the types of securities the Fund owns and the markets in which the securities trade. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years, such as terrorist attacks around the world, natural disasters, social and political discord or debt crises and downgrades, among others, may result in market volatility and may have long term effects on both the U.S. and global financial markets. The extent and nature of the impact on supply chains or economies and markets from these events is unknown, particularly if a health emergency or other similar event, such as the recent COVID-19 outbreak, persists for an extended period of time. It is difficult to predict when similar events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects. Any such event(s) could have a significant adverse impact on the value and risk profile of the Fund’s portfolio. There is a risk that you may lose money by investing in the Fund.